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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 August 21, 2003
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

         Cayman Islands                   1-10809                98-0191089
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.   Other events.


On August 21, 2003, XL Capital Ltd issued the press release attached as Exhibit 99(a) and incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.


     (c) Exhibits. The following exhibit is filed herewith:

     Exhibit No.             Description
     -----------------       -----------

     99(a) Press Release ("XL Capital Announces That Contingent Additional Principal Will Accrue On Its Liquid Yield Option (TM) Notes Due 2021") dated August 21, 2003.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 21, 2003


                                 XL CAPITAL LTD


                                 By:    /s/  Jerry de St. Paer
                                        ----------------------------------------
                                        Name:   Jerry de St. Paer
                                        Title:  Executive Vice President
                                                and Chief Financial Officer



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                                                                   Exhibit 99(a)


                                                                  XL Capital Ltd
                                                                        XL House
                                                             One Bermudiana Road
                                                          Hamilton HM 11 Bermuda
                                                           Phone: (441) 292-8515
                                                             Fax: (441) 292-5280
NEWS RELEASE

IMMEDIATE

Contact:      Gavin R. Arton               Roger R. Scotton
              Investor Relations           Media Relations
              441-294-7104                 441-294-7165


XL CAPITAL ANNOUNCES THAT CONTINGENT ADDITIONAL PRINCIPAL WILL ACCRUE ON ITS LIQUID YIELD OPTION (TM) NOTES DUE 2021 ("LYONs")


Hamilton, Bermuda (August 21, 2003) - XL Capital Ltd (NYSE: XL) ("XL") announced today that Contingent Additional Principal (as defined in the indenture (the "Indenture") governing the LYONs) in the amount of 64.5 basis points will accrue on XL's LYONs for the period from September 7, 2003 through September 6, 2004 under the terms of the Indenture, resulting in a total effective accretion rate of 3.52% over such period.

XL Capital Ltd, through its operating subsidiaries, is a leading provider of insurance and reinsurance coverages and financial products to industrial, commercial and professional service firms, insurance companies, and other enterprises on a worldwide basis. As of June 30, 2003, XL Capital Ltd had consolidated assets of approximately $39.2 billion and consolidated shareholders' equity of approximately $7.6 billion. More information about XL Capital Ltd is available at www.xlcapital.com.